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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                    7/30/99


                              BELLSOUTH CORPORATION
             (Exact name of registrant as specified in its charter)


         Georgia                       1-8607            58-1533433
         (State or other            (Commission        (IRS Employer
         jurisdiction of            File Number)       Identification
         incorporation)                                      No.)


            1155 Peachtree Street, N. E., Atlanta, Georgia 30309-3610
            (Address of principal executive offices)       (Zip Code)


               Registrant's telephone number, including area code
                                 (404) 249-2000


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Item 7.  Financial Statements and Exhibits

The following is filed as an Exhibit to the Registrant's Registration Statements (File No. 33-51449 and 333-45607)

         4-f      Form of Quarterly Interest Bonds due 2039
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                                                                     Exhibit 4-f

                                 [Form of Bond]

                                     [Face]

          [Legend To Be Inserted On Global Securities: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

         No.                                                $

         CUSIP No.

                      BELLSOUTH CAPITAL FUNDING CORPORATION
                       % Quarterly Interest Bonds due 2039

          BellSouth Capital Funding Corporation, a Georgia corporation (herein referred to as the "COMPANY"), for value received, hereby promises to pay to
           , or registered assigns, the principal sum of     ($     ) Dollars on
August 1, 2039, at the office or agency of the Company in the City of New York, New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, quarterly on February 1, May 1, August 1 and November 1 (each, an "INTEREST PAYMENT DATE"), commencing November 1, 1999, on said principal sum at the rate per annum specified in the title of this Bond, at said office or agency, in like coin or currency, from the most recent Interest Payment Date to which interest on the Bonds has been paid preceding the date hereof (unless the date hereof is an Interest Payment Date to which interest has been paid, in which case from the date hereof, or unless the date hereof is
prior to the first payment of interest, in which case from August   , 1999)
until payment of said principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date, and punctually paid or duly provided for, will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Bond (or any predecessor Bond) shall be registered at the close of business on the January 15 prior to such February 1, the April 15 prior to such May 1, the July 15 prior to such August 1 or the October 15 prior to such November 1 (each such date, a "REGULAR RECORD DATE"), as the case may be, unless such Regular Record Date shall not be a business day (which shall mean any day which is not a "Legal Holiday," as defined in said Indenture), in which event the

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business day next preceding. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more predecessor Bonds) is registered at the close of business on a special record date (a "SPECIAL RECORD DATE") for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Bonds of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         So long as this Bond is registered in the name of Cede & Co., payments of interest hereon shall be made in immediately available funds; otherwise, payments of interest may be made at the option of the Company by check or draft mailed to the address of the person entitled thereto at such address as shall appear on the Bond register.

         Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

         This Bond shall not be valid or become obligatory for any purpose until the appropriate certificate of authentication hereon shall have been executed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.



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         IN WITNESS WHEREOF, BellSouth Capital Funding Corporation has caused this Instrument to be signed by its President or one of its Vice Presidents and by its Treasurer, an Assistant Treasurer, Secretary or Assistant Secretary, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

         Dated August __, 1999
                                   BELLSOUTH CAPITAL FUNDING
                                   CORPORATION


                                   By:
                                      ----------------------------------------


                                   By:
                                      ----------------------------------------


[Seal]



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                     [Form of Certificate of Authentication]


         This is one of the Bonds described in the within-mentioned Indenture.


                                       THE BANK OF NEW YORK, as Trustee



                                       By:
                                          ------------------------------------
                                                  Authorized Signatory




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                                 [Form of Bond]

                                    [Reverse]

                      BELLSOUTH CAPITAL FUNDING CORPORATION

         This Bond is one of a duly authorized series of Bonds of the Company, designated as set forth on the face hereof (herein referred to as the "BONDS"), limited to the aggregate principal amount of $500,000,000 (PROVIDED that in the event the Company sells any Bonds pursuant to the over-allotment option (the "OVER-ALLOTMENT OPTION") granted by the underwriting agreement dated July __, 1999 among the Company and Morgan Stanley & Co. Incorporated, as representative of the underwriters listed therein, then such amount shall be increased by an amount not in excess of the lesser of (x) $75,000,000 and (y) the aggregate principal amount of Bonds sold pursuant to the Over-Allotment Option), all issued or to be issued under and pursuant to an indenture dated as of August 1, 1992 (the "INDENTURE"), duly executed and delivered by the Company and BellSouth Corporation ("BELLSOUTH") to The Bank of New York, as successor to Wachovia Bank of Georgia, N.A., as trustee (herein referred to as the "TRUSTEE"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, BellSouth and the Holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Bonds and the terms upon which the Bonds are to be authenticated and delivered. All of the Bonds will have the benefit of a Support Agreement dated as of October 15, 1987, as amended as of August 1, 1992 (the "SUPPORT AGREEMENT"), between the Company and BellSouth. In the Support Agreement, BellSouth has agreed to ensure the timely payment of principal and interest owed on the Bonds; however, no Holder will have recourse to or against the stock or assets of BellSouth Telecommunications, Inc. (the "TELEPHONE COMPANY") or any interest of BellSouth or the Company in the Telephone Company.

         In case an Event of Default, as defined in the Indenture, with respect to the Bonds shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration, shall become due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Bonds. The Indenture also contains provisions permitting the Holders of not

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less than a majority in principal amount of the outstanding Bonds, on behalf of the Holders of all Bonds, to waive compliance by the Company with certain provisions of the Indenture. The Indenture also provides that the Holders of not less than a majority in principal amount of the outstanding Bonds may waive certain past defaults and their consequences on behalf of the Holders of all Bonds. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

         The Indenture contains provisions setting forth certain conditions in the institution of proceedings by Holders of Bonds with respect to the Indenture or for any remedy under the Indenture.

         No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Bond at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Bonds are issuable as registered Bonds without coupons in denominations of $25 or any amount in excess thereof which is an integral multiple of $25. At the office or agency of the Company designated for such purpose and in the manner and subject to the limitations provided in the Indenture, Bonds may be exchanged without a service charge for a like aggregate principal amount of Bonds of other authorized denominations having the same maturity, interest rate, redemption provisions and original issue date.

         The Bonds of this series are subject to redemption at any time on and after August 1, 2004, as a whole or from time to time in part, at the election of the Company, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest to but not including the date of redemption.

         If as a result of: (a) any actual or proposed change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States, or any change in the application, official interpretation or enforcement of such laws, regulations or rulings; (b) any action taken by a taxing authority, which action is generally applied or is taken with respect to the Company; (c) a decision rendered by a court of competent jurisdiction in the United States, whether or not such decision was rendered with respect to the Company; or (d) a technical advice memorandum or letter ruling or other administrative pronouncement issued by the National Office of the United States Internal Revenue Service, on substantially the same facts as those pertaining to the Company, which change, amendment, action, decision, memorandum, letter
ruling or pronouncement becomes effective or is issued on or after August   ,
1999, there is a substantial likelihood that the



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Company will not be entitled to deduct currently for United States federal income tax purposes the full amount of interest accrued in respect of the Bonds, the Company, at its option, may redeem these Bonds, in whole but not in part, at any time at a redemption price equal to 100% of the principal amount, together with interest accrued and unpaid to the date of redemption.

         Notice of redemption will be given to the Holders of these Bonds not more than 90 nor fewer than 30 days prior to the date fixed for redemption.

         In the event of redemption of this Bond in part only, a new Bond or Bonds of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         Upon due presentment for registration of transfer of this Bond at the office or agency of the Company designated for such purpose, a new Bond or Bonds of this series, of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in, and subject to the limitations in, the Indenture. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         The Company, the Trustee, any paying agent and any Bond registrar may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Bond shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Bond registrar shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         This Bond shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BELLSOUTH CORPORATION

                                       BY: W. Patrick Shannon
                                       Vice President and Controller
                                       July 30, 1999